Filed Pursuant to Rule 497(c)
                                                     1933 Act File No. 033-21718
                                                     1940 Act File No. 811-05549

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2007
for the REYNOLDS FUNDS





Reynolds Funds:
Reynolds Blue Chip Growth Fund
Reynolds Opportunity Fund
Reynolds Fund



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Funds, Inc. dated January 31, 2007. Requests for copies of the Prospectus should be made in writing to Reynolds Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-773-9665.

                  The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 2006 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on Form N-CSR on November 28, 2006:


     Schedule of Investments (Reynolds Blue Chip Growth Fund Only)
     Statement of Assets and Liabilities (Reynolds Blue Chip Growth Fund Only) Statements of Net Assets (Reynolds Opportunity Fund and Reynolds Fund Only) Statements of Operations Statement of Cash Flows (Reynolds Fund only) Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Independent Registered Public Accounting Firm

                  The Annual Report is available without charge, upon request. To request the report, call 1-800-773-9665.

                              REYNOLDS FUNDS, INC.
                       c/o U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                 REYNOLDS FUNDS

                                Table of Contents


                                                                       Page No.

FUND HISTORY AND CLASSIFICATION............................................1

INVESTMENT RESTRICTIONS....................................................1

INVESTMENT CONSIDERATIONS..................................................4

DIRECTORS AND OFFICERS OF THE COMPANY.....................................15

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS........................20

INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR...................21

DETERMINATION OF NET ASSET VALUE..........................................26

DISTRIBUTION OF SHARES....................................................27

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES.........................28

SYSTEMATIC WITHDRAWAL PLAN................................................28

SYSTEMATIC EXCHANGE PLAN..................................................29

REDEMPTION OF SHARES......................................................29

ALLOCATION OF PORTFOLIO BROKERAGE.........................................30

CUSTODIAN.................................................................31

TAXES.....................................................................32

CAPITAL STRUCTURE.........................................................33

SHAREHOLDER MEETINGS......................................................34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................35

DESCRIPTION OF SECURITIES RATINGS.........................................35


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2007 and, if given or made, such information or representations may not be relied upon as having been authorized by Reynolds Funds, Inc.


                  The Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  Reynolds Funds, Inc. (the "Company") is an open-end management investment company consisting of three diversified portfolios, Reynolds Blue Chip Growth Fund (the "Blue Chip Fund"), Reynolds Opportunity Fund (the "Opportunity Fund") and Reynolds Fund. (The Blue Chip Fund, the Opportunity Fund and Reynolds Fund are sometimes collectively referred to as the "Funds"). The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company was incorporated as a Maryland corporation on April 28, 1988.

                             INVESTMENT RESTRICTIONS

                  Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1. None of the Funds will concentrate 25% or more of its total assets in any one industry. This restriction does not apply: (a) for the Blue Chip Fund only, to obligations issued and guaranteed by the United States Government or its agencies; and (b) for the Reynolds Fund and the Opportunity Fund only, to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities.

                  2. Each of the Funds will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply: (a) for the Blue Chip Fund only, to obligations issued or guaranteed by the United States Government or its agencies; and (b) for the Reynolds Fund and the Opportunity Fund only, to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  3. None of the Funds will make investments for the purpose of exercising control or management of any company. As a result, none of the Funds will invest in securities of any single issuer if, as a result of such investment, such Fund would own more than 10% of the outstanding voting securities of such issuer.

                  4. None of the Funds, except the Reynolds Fund, will borrow money, except for temporary bank borrowings (not in excess of 20% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and none of the Funds, except the Reynolds Fund, will pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower. None of the Funds, except the Reynolds Fund, will purchase securities while it has any outstanding borrowings. The Reynolds Fund may borrow money to the extent permitted by the Act, and may pledge or hypothecate its assets to secure borrowings.

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

                  5. None of the Funds will lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of either the Blue Chip Fund's or the Opportunity Fund's net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Blue Chip Fund and the Opportunity Fund, and will not exceed 15% of the net assets of the Reynolds Fund) or, except for the Reynolds Fund, will lend its portfolio securities. The Funds will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Company's officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank. The Reynolds Fund may make loans of portfolio securities to the extent permitted by the Act.

                  6. None of the Funds will purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that (a) the Blue Chip Fund's or the Opportunity Fund's purchase of stock index options may account for up to 5% of the applicable Fund's assets, and each of such Funds may enter into closing transactions; (b) the Opportunity Fund may invest up to 5% of its assets in rights and warrants to purchase equity securities; and (c) the Reynolds Fund may purchase warrants, sell securities short, and write or purchase put or call options to the extent permitted by the Act.

                  7. None of the Funds will act as an underwriter or distributor of securities other than shares of the Company (except to the extent that any Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  8. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

                  9. None of the Funds will purchase or sell real estate or real estate mortgage loans.

                  10. None of the Funds will purchase or sell commodities or commodities contracts, including futures contracts.

                  Each of the Funds has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without shareholder approval. These additional restrictions are as follows:

                  1. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

                  2. None of the Funds will purchase securities of foreign issuers on foreign markets; however, the Blue Chip Fund may invest not more than 15% of its total assets, and each of the

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

Opportunity Fund and the Reynolds Fund may invest not more than 25% of its total assets, in securities of foreign issuers in the form of American Depository Receipts ("ADRs").

                  3. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where no more than 10% of the value of such Fund's total assets would be invested in such securities and no more than 5% of such Fund's net assets would be invested in shares of any one registered investment company.

                  4. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

                  5. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Company or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  6. The Opportunity Fund will not invest more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Funds' fundamental restrictions will be deemed to have occurred. Any changes in the Funds' investment restrictions made by the Board of Directors of the Company will be communicated to shareholders of the appropriate Fund(s) prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The   prospectus   for  the  Funds   describes  its  principal
investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Concentration

                  As set forth above under the caption "INVESTMENT RESTRICTIONS," none of the Funds (subject to certain exceptions) may concentrate 25% or more of its total assets in any one industry. The Company will use the industry classifications of The Value Line Investment Survey ("Value Line") for purposes of determining whether a Fund has concentrated its investments in a particular industry.

Money Market Instruments

                  The Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

                  The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

                  The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

                  The Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when the Funds' investment adviser, Reynolds Capital Management (Frederick L. Reynolds, sole proprietor) (the "Adviser"), believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's Corporation (AAA and AA) or Moody's Investors Service, Inc. (Aaa and Aa). In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a bond or debenture is downgraded below investment grade, the Funds will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Funds to do so.

Convertible Securities

                  The Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. The Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

                  Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

Government Obligations

                  The Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                  Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Zero Coupon Treasury Securities

                  The Funds may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, the Funds may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, the Funds may invest in U.S. Government Obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. Government Obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Mortgage-Backed Securities

                  The Funds may purchase residential and commercial mortgage-backed securities that are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United

States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.
Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Put and Call Options

                  The Blue Chip Fund and the Opportunity Fund may purchase stock index options and the Reynolds Fund may purchase and write options on securities including stock indexes. The Reynolds Fund will comply with the rules and regulations of the Act and, if required, set aside cash or liquid securities to "cover" its obligations when writing options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying security at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.

                  Put options may be purchased by any of the Funds in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of such Fund's portfolio securities. Call options may be purchased by any of the Funds in order to participate in an anticipated increase in stock market prices. Each of the Blue Chip Fund and the Opportunity Fund will sell put and call options only to close out positions in put and call options, as the case may be, which such Fund has purchased.

                  When the Reynolds Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

                  To terminate its obligations on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

                  Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                  When the Reynolds Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

                  The ability of each Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in such Fund's portfolio securities. Inasmuch as the portfolio securities of the Funds will not duplicate the components of an index, the correlation will not be perfect. Consequently, the applicable Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of such Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and such Fund's portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by such Fund.

                  Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the applicable Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Successful use of these techniques requires skills different from those needed to select portfolio securities.

                  There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options positions could also be impaired.

                  When it writes options the Reynolds Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of the Reynolds Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

American Depository Receipts

                  The Funds may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  The  Funds  may  invest  in  ADRs  which  are  "sponsored"  or
"unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder meeting notices and other communications.

Warrants

                  The Reynolds Fund and the Opportunity Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Short Sales

                  The Reynolds Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

                  No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 10% of the value of the Reynolds Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at an amount such that when combined with the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. The potential loss with respect to short sales is unlimited.

Exchange-Traded Funds

                  The Funds may purchase shares of exchange-traded funds ("ETFs"). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, a Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of these costs. Generally, the Funds will purchase shares of ETFs having the characteristics of the types of common stocks in which they typically invest. If greater liquidity is desired, then the Funds may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor's 500(C) Index and the Standard & Poor's 400 Midcap Index.

                  A Fund's investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund's total assets with respect to any one ETF and (c) 10% of the Fund's total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by a Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. In any event, a Fund will not invest more than 15% of its total assets in ETFs.

Holding Company Depository Receipts

                  The Funds may invest in holding company depositary receipts ("HOLDRs"). HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns a set number of stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities

                  Each Fund may invest up to 10% (15% with respect to the Reynolds Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Company will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Adviser will consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

                  Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Lending of Portfolio Securities

                  The Reynolds Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Reynolds Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

                  The Reynolds Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Reynolds Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Reynolds Fund when it leverages its investments will increase more when the Reynolds Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Reynolds Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Reynolds Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Reynolds Fund's assets should fail to meet this 300% coverage test, the Reynolds Fund within three business days will reduce the amount of the Reynolds Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

                  The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


                  The portfolio turnover rate of the Blue Chip Fund increased from 167.6% in 2005 to 280.9% in 2006, the portfolio turnover of the Opportunity Fund increased from 97.5% in 2005 to 185.6% in 2006 and the portfolio turnover rate of the Reynolds Fund increased from 142.9% in 2005 to 322.4% in 2006. The rise in the portfolio turnover rate of the Funds was primarily due to the Funds:
(1) taking a temporary defensive position; and (2) strategically repositioning their portfolios.


Disclosure of Portfolio Holdings

                  The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the shareholders of the Funds. The Funds may not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.

                  Fund Service Providers. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds' Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Funds' administrator, independent registered public accountants, legal counsel, transfer agent and custodian. The Funds may also provide non-public portfolio holdings information to the Funds' financial printer in connection with the preparation, distribution and filing of the Funds' financial reports and public filings.

                  Rating and Ranking Organizations. The Funds' Board of Directors has determined that the Funds may provide its portfolio holdings to the rating and ranking organizations listed below. The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days olds.

         Morningstar, Inc.
         Lipper, Inc.
         Standard & Poor's Ratings Group
         Bloomberg L.P.
         Thomson Financial Research
         Vickers Stock Research

                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds' shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Funds receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds. The Fund may not pay these organizations.

                  Website Disclosure. The Funds publish their top ten positions at the end of each calendar quarter on its website (www.reynoldsfunds.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.

                      DIRECTORS AND OFFICERS OF THE COMPANY

                  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.

Directors' and Officers' Information

                  Certain important information regarding each of the officers and directors of the Company (including their principal occupations for at least the last five years) is set forth below. The Funds form a "Fund Complex" as defined in the Act.



                                                                                           Number of
                                             Term of                                     Portfolios in       Other
                                           Office and                                     Fund Complex   Directorships
                        Position(s) Held    Length of   Principal Occupation(s) During    Overseen by       Held by
Name, Address and Age   with the Company     Service             Past 5 Years               Director        Director
---------------------   ----------------     -------             ------------               --------        --------
                                                 Interested Director*

Frederick L. Reynolds   Director           Director     Mr. Reynolds is the sole               3         None
2580 Kekaa Drive F-2                       since 1988   proprietor of the Adviser,
Lahaina,                                                which business commenced in
Hawaii 96761                               Indefinite   1985.
Age 64                                     term

                                           President
                        President,         and
                        Secretary and      treasurer
                        Treasurer          since 1988

                                           Secretary
                                           since 2006

                                           One-year
                                           term


* An "interested" director is a director who is deemed to be an "interested person" (as defined in the Act) of the Company. Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.



                                                Independent Directors**

Dennis N. Moser         Director           Since        Mr. Moser is a partner in              3         None
77 Stockbridge,                            January      Glenbrook Partner, LLC, a
Atherton, CA  94026                        2002         payments consulting firm.
Age 64                                                  From 2001 to 2005 he was an
                                           Indefinite   independent consultant, and
                                           term         from 2000 to 2001 he was the
                                                        Chief Information Officer of
                                                        Schoolpop, Inc., a fund
                                                        raising firm.

Robert E. Stauder       Director           Since 1988   Mr. Stauder is retired.  He            3         None
5 Marsh Drive, Mill                                     was a principal of Robinson
Valley, CA  94941                          Indefinite   Mills + Williams, an
Age 76                                     term         architectural and interior
                                                        design firm, from 1991 until
                                                        1996.


** "Independent" directors are directors who are not deemed to be "interested persons" (as defined in the Act) of the Company.



                                          Officers (other than Mr. Reynolds)

Name, Address             Position(s) Held with   Term of Office and
and Age                   the Company             Length of Service     Principal Occupation(s) During Past 5 Years
-------                   -----------             -----------------     -------------------------------------------

Andrew Rogers             Chief Compliance        Since 2006            Mr. Rogers is the President and Manager of
Fund Compliance           Officer                                       Gemini Fund Services, LLC and has been
Services, LLC                                     At the discretion     employed by such firm in various capacities
450 Wireless Blvd.                                of the Board of       since 2001.  Mr. Rogers is also Manager of
Hauppauge, NY 11788                               Directors             Fund Compliance Services, LLC and President
Age 37                                                                  and Manager of GemCom LLC both since 2004.

Equity Ownership of Directors

                  The following table sets forth the dollar range of equity securities beneficially owned by each director in each of the Funds as of December 31, 2006, which is also the valuation date:



                                                                                                       Aggregate Dollar Range
                                                                                                      of Equity Securities in
                                                                                                           All Registered
                                                                                                        Investment Companies
                        Dollar Range of Equity    Dollar Range of Equity    Dollar Range of Equity    Overseen by Director in
                       Securities in the Blue       Securities in the         Securities in the        Family of Investment
Name of Director              Chip Fund              Opportunity Fund            Reynolds Fund               Companies*
----------------              ---------              ----------------            -------------               ----------

                                                     Interested Director

Frederick L. Reynolds       Over $100,000             Over $100,000              Over $100,000             Over $100,000

                                                    Independent Directors

Dennis N. Moser                  None                      None                   None                        None

Robert E. Stauder                None                      None                  over $100,000             over $100,000


-----------
* The Funds form a "Family of Investment Companies" as defined in the Act. Committees


                  The Company's Board of Directors has created an audit committee whose members consist of Messrs. Stauder and Moser, both of whom are independent. The primary functions of the audit committee are to recommend to the Board of Directors the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audits, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The Company's Board of Directors has no other committees. The Company's Audit Committee met twice during the fiscal year ended September 30, 2006.


Compensation


                  For the fiscal year ending September 30, 2007 the Company's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $2,000 for each meeting of the Board of Directors attended, and a $1,000 annual retainer for members of the Audit Committee.

                  The table below sets forth the compensation paid by the Funds to each of the directors of the Company during the fiscal year ended September 30, 2006:





                                        COMPENSATION TABLE

                                                 Pension or
                                                 Retirement
                                              Benefits Accrued                                Total
                            Aggregate            As Part of        Estimated Annual        Compensation
                          Compensation            Company            Benefits Upon      from Company Paid
       Name of Person     From Company            Expenses            Retirement           to Directors

                                        Interested Director

Frederick L. Reynolds          $0                    $0                   $0                    $0

                                       Independent Directors

Dennis N. Moser              $8,250                  $0                   $0                  $8,250

Robert E. Stauder            $8,250                  $0                   $0                  $8,250


Code of Ethics

                  The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Proxy Voting

                  The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (i.e. it votes as management recommends or sells the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities. Although the Funds attempt to vote all proxies they receive, there will be instances when they do not receive proxies in sufficient time to vote their shares.

                  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of each Fund's shares who as of December 31, 2006 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Company as a group. All shares identified as owned by Charles Schwab & Co., Inc. and National Financial Services Corporation are owned of record only.




                         Reynolds Blue Chip Growth Fund

          Name and Address
         of Beneficial Owner              Number of Shares      Percent of Class

Charles Schwab & Co., Inc.                        198,802             17.63%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation            93,822              8.32%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Officers and Directors as a Group                  31,196              2.77%
  (4 Persons)

                            Reynolds Opportunity Fund

          Name and Address
         of Beneficial Owner              Number of Shares      Percent of Class

Frederick L. Reynolds                              80,139             12.01%
2580 Kekaa Drive F-2
Lahaina, HI  96761

Allen B. Cooper                                    62,902              9.43%
334 San Rafael Ave.
Belvedere, CA  89499

Charles Schwab & Co., Inc.                         59,506              8.92%
101 Montgomery Street
San Francisco, CA  94104-4122

Officers and Directors as a Group                  80,139             12.01%
  (4 Persons)

                                  Reynolds Fund

          Name and Address
         of Beneficial Owner              Number of Shares      Percent of Class

Charles Schwab & Co. Inc.                       196,022               11.83%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation         178,212               10.76%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Frederick L. Reynolds                           156,421                9.44%
2580 Kekaa Drive F-2
Lahaina, HI  96761

Harry K. Genant Defined Cont. PSP                91,796                5.54%
FBO Harry K. Genant
7 Tara Hill Road
Tiburon, CA  94920

Officers and Directors as a Group               200,617               12.11%
  (4 Persons)


             INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR

Investment Adviser

                  The Adviser to the Funds is Reynolds Capital Management (Frederick L. Reynolds, sole proprietor). Pursuant to investment advisory agreements entered into between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of each Fund, bears all sales and promotional expenses of the Funds, other than payments made by a Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Blue Chip Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the

Opportunity Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; and from the Reynolds Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


                  The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

                  The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2% (1.95% for the Reynolds Fund). As of the date hereof, no such state law provision was applicable to any of the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess.

                  During each of the fiscal years ended September 30, 2006, 2005 and 2004, the investment advisory fees payable by the Funds and related fee waivers and reimbursements were as follows:




         Fiscal Year End              Total Fees        Fees Waived         Fees Retained           Reimbursements
Blue Chip Fund
              2006                     $466,968              $0                $466,968                   $0
              2005                     $694,884              $0                $694,884                   $0
              2004                    $1,183,169             $0               $1,183,169                  $0

Opportunity Fund
              2006                     $120,565              $0                $120,565                $53,487
              2005                     $158,498              $0                $158,498                $27,649
              2004                     $302,789              $0                $302,789                   $0

Reynolds Fund
              2006                     $199,024              $0                $199,024                $38,921
              2005                     $266,335              $0                $266,335                   $0
              2004                     $561,027              $0                $561,027                   $0


                  The Advisory Agreement between the Adviser and each of the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the applicable Fund, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

                  The Advisory Agreements provide that the Adviser shall not be liable to any of the Funds or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Portfolio Manager


                  The sole investment adviser to the Funds is Reynolds Capital Management. The portfolio manager to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2006.




                                   Number of Other Accounts Managed             Number of Accounts and Total Assets for
                                   and Total Assets by Account Type             Which Advisory Fee is Performance-Based
                                   --------------------------------             ---------------------------------------
                              Registered     Other Pooled                     Registered      Other Pooled
         Name of              Investment      Investment        Other         Investment       Investment        Other
    Portfolio Manager         Companies        Vehicles         Accounts       Companies        Vehicles        Accounts
    -----------------         ---------        --------         --------       ---------        --------        --------

Frederick L. Reynolds             --               --              6              --              --              --

                                 $--              $--         $7,763,476         $--             $--             $--

                  The portfolio manager is often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of the portfolio manager to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.



                  The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2006.



                                                                                       Method Used to Determine Compensation
          Name of                    Form of                   Source of           (Including Any Differences in Method Between
     Portfolio Manager             Compensation               Compensation                        Account Types)
     -----------------             ------------               ------------                        --------------

Frederick L. Reynolds            Sole Proprietor            Reynolds Capital       Mr.  Reynolds is the sole  proprietor  of the
                                                               Management          Adviser,  and the net earnings of the Adviser
                                                                                   comprise his compensation.

                  The following table sets forth the dollar range of equity securities of each of the Funds beneficially owned by the portfolio manager as of December 31, 2006.




                                 Dollar Range of Equity         Dollar Range of Equity          Dollar Range of Equity
           Name of                    Securities of                 Securities of                   Securities of
      Portfolio Manager              Blue Chip Fund                Opportunity Fund                 Reynolds Fund

Frederick L. Reynolds             $500,001 - $1,000,000            Over $1,000,000               $500,001-$1,000,000


Administrator

                  The administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"), 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202. As administrator, the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates each Fund's net asset value, responds to shareholder inquiries, prepares each Fund's financial statements and excise tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $30,000,000 of the daily net assets of each of such Funds and 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds in excess of $30,000,000. In addition the Administrator also charges the Funds varying fees for Blue Sky filing services.


                  The administration agreement entered into between each of the Funds and the Administrator (the "Administration Agreements") will remain in effect until terminated by either party. Each of the Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days written notice to the applicable Fund. During the fiscal years ended September 30, 2006, 2005 and 2004, the Blue Chip Fund paid the Administrator $81,168, $102,192 and $153,355, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Opportunity Fund paid the Administrator $28,985, $34,204 and $62,203, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 2006, 2005 and 2004, the Reynolds Fund paid the Administrator $44,141, $54,082 and $91,643, respectively, pursuant to its Administration Agreement.


                  The Administration Agreements provide that the Administrator shall not be liable to any of the Funds or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration

Agreements also provide that the Administrator and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of each Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.


                  In calculating the net asset value of the Funds, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and
NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other securities will generally be valued at the most recent bid price if market quotations are readily available. When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Company's Board of Directors, except that debt securities having maturities of 60 days or less may be valued using the amortized cost method. Demand notes, commercial paper and U. S. Treasury Bills are valued at amortized cost. The Funds value money market instruments that they hold with remaining maturities of 60 days or less at their amortized cost. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value per share.


                             DISTRIBUTION OF SHARES

                  The Funds have adopted a Service and Distribution Plan (the "Plan") in anticipation that the Funds will benefit from the Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Company as none of the Funds employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

                  The Plan may be terminated by any Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Moser and Stauder are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.


                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2006, the Blue Chip Fund incurred distribution costs of $32,515 under the Plan. Of this amount, $1,341 was spent on advertising and promotional expenses, $11,019 was spent on printing and mailing of prospectuses to other than current shareholders, and $20,155 was paid to broker-dealers. During the fiscal year ended September 30, 2006, the Opportunity Fund incurred distribution costs of $11,804 under the Plan. Of this amount, $300 was spent on advertising and promotional expenses, $2,765 was spent on printing and mailing of prospectuses to other than current shareholders, and $8,739 was paid to broker-dealers. During the fiscal year ended September 30, 2006, the Reynolds Fund incurred distribution costs of $10,320 under the Plan. Of this amount, $622 was spent on advertising and promotional expenses, $4,481 was spent on printing and mailing of prospectuses to other than current shareholders, and $5,217 was paid to broker-dealers.


                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

                  The Company offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of any Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of the appropriate Fund shares. If such date is a weekend or holiday, such purchase is made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Company for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling U.S. Bancorp Fund Services, LLC at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Company reserves the right to redeem the investor's account involuntarily, by providing 60 days notice, if the account's value is $500 or less.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.


                  The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date. Most transfers are completed within the same business day. The minimum amount that can be transferred by telephone is $100. To preserve flexibility, the Funds may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Funds do not expect to charge a fee.


                           SYSTEMATIC WITHDRAWAL PLAN

                  To accommodate the current cash needs of shareholders, the Funds offer a Systematic Withdrawal Plan. A shareholder who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the applicable Fund with the Company and appoints it as agent to effect redemptions of shares of such Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account. The

Systematic Withdrawal Plan does not apply to shares of any Fund held in individual retirement accounts or in retirement plans.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. When participating in the Systematic Withdrawal Plan, all income dividends and capital gains distributions payable by the Funds on shares held in such account should be reinvested in additional shares of the applicable Fund, at net asset value. The shareholder may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment. Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                            SYSTEMATIC EXCHANGE PLAN

                  The Company offers a Systematic Exchange Plan whereby a shareholder may automatically exchange shares (in increments of $100 or more) of one Fund into another on any day, either monthly or quarterly, the shareholder chooses. If that day is a weekend or holiday, such exchange will be made on the next business day. An application to establish the Systematic Exchange Plan is included as part of the purchase application. In order to participate, a shareholder must meet the minimum initial investment requirement for the receiving Fund. No service fee is currently charged by the Company for participating in the Systematic Exchange Plan; however, the Company reserves the right to impose a service charge in the future.

                  The Systematic Exchange Plan is available only in states where the desired exchanges may be legally made. For federal income tax purposes, each exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial adviser to determine the tax consequences of participation.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                  In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as computer software and hardware, internet access, securities pricing, general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion.

                  Brokerage commissions paid by the Funds are set forth below:



         Fiscal Year End                     Brokerage Commission Paid                   Total Market Value of Transactions
Blue Chip Fund
              2006                                    $158,384                                      $236,155,210
              2005                                    $250,294                                      $264,701,205
              2004                                    $649,795                                      $263,871,465

Opportunity Fund
              2006                                    $80,301                                       $41,703,030
              2005                                    $85,714                                       $35,755,050
              2004                                    $175,385                                      $44,008,252

Reynolds Fund
              2006                                    $232,912                                      $133,144,414
              2005                                    $296,491                                      $121,957,166
              2004                                    $458,984                                      $124,125,514




                  Of the brokerage commissions paid by the Blue Chip Fund in the fiscal year ended September 30, 2006 all but $127,647 on transactions of $225,620,222 were paid to brokers who provided research services to the Adviser; of the brokerage commissions paid by the Opportunity Fund in the fiscal year ended September 30, 2006 all but $56,938 on transactions of $37,301,131 were paid to brokers who provided research services to the Adviser; and of the brokerage commissions paid by the Reynolds Fund in the fiscal year ended September 30, 2006 all but $161,367 on transactions of $116,887,174 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN


                  U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202 acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

                  Each of the Funds will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.


                  As of September 30, 2006, the Blue Chip Fund had $94,582,099 of net capital loss carryovers expiring in varying amounts through 2013. The Reynolds Fund had $49,731,467 of net capital loss carryovers expiring in varying amounts through 2013. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.


                  The Funds intend to distribute substantially all of their net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  Any dividend or capital gains distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  Each Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                                CAPITAL STRUCTURE

                  The Company's authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to Reynolds Blue Chip Growth Fund, 40,000,000 shares have been allocated to Reynolds Opportunity Fund, 40,000,000 shares have been allocated to Reynolds Fund and 640,000,000 shares are unallocated. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g., change in investment policy or approval of an investment advisory agreement).

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of all the Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

                  There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                  The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

                  The Company will not issue certificates evidencing the Funds' shares. Each shareholder's account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Funds.

                              SHAREHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the Act.

                  The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Company and has so served since the fiscal year ended September 30, 1989. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Funds may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). The Funds may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor's or Prime-1 by Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  Moody's Investors Service, Inc. Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  Leading market positions in well-established industries.

                  High rates of return on funds employed.

                  Conservative  capitalization  structure with moderate reliance on debt and ample asset protection.

                  Broad margins in earnings  coverage of fixed financial charges and high internal cash generation.

                  Well-established  access to a range of  financial  markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.